Exhibit 99.1

Investor Presentation April 2022

Disclaimer This investor presentation (“Presentation”) has been prepared by Proximus SA/NV (“Proximus”) and North Atlantic Acquisition Corporation (“NAAC”) in connection with the proposed business combination (the “Business Combination”) of NAAC with Torino Holding Corp., a wholly-owned indirect subsidiary of Proximus and the indirect parent company of TeleSign Corp., (“TeleSign”). No Representations and Warranties This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to the proposed Business Combination. The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient. This Presentation is not intended to constitute and should not be construed as investment advice and does not constitute investment, tax, or legal advice. No representation or warranty, express or implied, is or will be given by NAAC, Proximus or TeleSign or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible Business Combination, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions, misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. Use of Projections This Presentation contains financial forecasts with respect to certain financial metrics of TeleSign, including, but not limited to, [revenues, gross profit, gross margin, adjusted gross margin, operating expenses, EBITDA, and capital expenditures]. Neither Proximus’ nor NAAC’s independent auditors, nor the independent registered public accounting firm of TeleSign, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. The financial forecasts and projections in this Presentation should not be relied upon as being necessarily indicative of future results. Neither Proximus nor NAAC nor TeleSign undertakes any commitment to update or revise the projections, whether as a result of new information, future events, or otherwise. Furthermore, the financial forecasts and historical numbers included throughout this Presentation have been prepared using generally accepted accounting principles in the United States (“US GAAP”). Because the US GAAP audit was not complete at the time the projections contained herein were prepared, such projections do not take into account certain adjustments that may be made during the audit process, as further discussed below. [In addition, certain projections contained herein relate to results for the year ending December 31, 2021. The US GAAP audit of such results is currently in process. Such results represent projections prepared prior to entry into definitive agreements relating to the proposed Business Combination. Unless otherwise indicated, such results are not intended to represent, and do not represent, audited results for such period or preliminary data resulting from such audit process. Customary reporting processes with respect to such 2021 information have not been completed and TeleSign’s auditors have not completed an audit of such estimates. During the course of the audit and review on TeleSign’s 2021 results, items may be identified that would result in material adjustments as compared to such projections. Accordingly, you should not place undue reliance on such projections.] In this Presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate) and is subject to the qualifications presented herein, for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective forecasts are indicative of the future performance of TeleSign or the combined company after completion of the proposed Business Combination or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Cautionary Language Regarding Forward-Looking Statements The Presentation and oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed Business Combination, NAAC’s and Proximus’ ability to consummate the transaction, the benefits of the transaction and TeleSign future financial performance following the transaction, as well as TeleSign’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “might,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, NAAC, Proximus and TeleSign disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. NAAC and Proximus caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of NAAC and Proximus. These risks include, but are not limited to, (1) the inability to complete the transactions contemplated by the proposed Business Combination; (2) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) risks related to the rollout of TeleSign’s business and expansion strategy; (4) overall demand for the products offered by TeleSign; (5) the possibility that TeleSign’s technology and products could have undetected defects or errors; (6) the effects of competition on TeleSign’s future business; (7) the inability to successfully retain or recruit officers, key employees, or directors following the proposed Business Combination; (8) the market’s reaction to the proposed Business Combination; (9) TeleSign’s financial performance following the proposed Business Combination; (10) costs related to the proposed Business Combination; (11) changes in applicable laws or regulations; (12) the possibility that the novel coronavirus (“COVID-19”) may hinder Proximus’ ability to consummate the Business Combination; (13) the possibility that COVID-19 may adversely affect the results of operations, financial position and cash flows of TeleSign; (14) the possibility that Proximus or TeleSign may be adversely affected by other economic, business, and/or competitive factors; and (15) other risks and uncertainties indicated from time to time in documents filed or to be filed with the SEC by the companies. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. UNAUDITED FINANCIAL STATEMENTS THE FINANCIAL INFORMATION AND DATA CONTAINED IN THIS PRESENTATION IS UNAUDITED AND DOES NOT CONFORM TO REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA MAY NOT BE INCLUDED IN, MAY BE ADJUSTED IN, OR MAY BE PRESENTED DIFFERENTLY IN, ANY PROXY STATEMENT/PROSPECTUS OR REGISTRATION STATEMENT TO BE FILED BY NAAC WITH THE SEC. IN ADDITION, ALL TELESIGN HISTORICAL FINANCIAL INFORMATION INCLUDED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE PENDING FINALIZATION OF THE AUDITS OF THE TARGET AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019 IN ACCORDANCE WITH PCAOB AUDITING STANDARDS. Use of Non-GAAP Financial Measures This Presentation includes non-GAAP financial measures, including EBITDA and adjusted gross margin. EBITDA is calculated as revenue less cost of goods sold, and operating expenses. Adjusted gross margin is calculated as gross profit plus inventory write downs divided by revenue. Management believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to TeleSign’s financial condition and results of operations. NAAC and Proximus believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of TeleSign included in this Presentation may not be directly comparable to similarly titled measures of other companies. © 2022 TeleSign 2

Disclaimer Industry and Market Data; Trademarks and Trade Names Information and opinions in this Presentation rely on and refer to information and statistics regarding the sectors in which TeleSign competes and other industry data. Proximus obtained this information and statistics from third-party sources, including reports by market research firms. NAAC, Proximus and TeleSign have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. NAAC, Proximus and TeleSign have supplemented this information where necessary with information from TeleSign’s own internal estimates, taking into account publicly available information about other industry participants and TeleSign’s management’s best view as to information that is not publicly available. The industry and market data included herein presents information only as of and for the periods indicated, is subject to change at any time, and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with NAAC, Proximus or TeleSign. NAAC, Proximus and TeleSign also own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply a relationship with NAAC, Proximus or TeleSign, or an endorsement or sponsorship by or of NAAC, Proximus or TeleSign. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that NAAC, Proximus or TeleSign will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Notice to Prospective Investors in the United Kingdom The communication of this presentation and any other document or materials relating to the transaction have not been approved, by an authorized person for the purposes of section 21 of the Financial Services and Markets Act 2000. Accordingly, this presentation and any such documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. The communication of this presentation and other documentation or materials relating to the transaction as a financial promotion is only being made to those persons in the United Kingdom (i) who have professional experience in matters relating to investments and who fall within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the "Financial Promotion Order")), (ii) who fall within Article 49(2)(a) to (d) of the Financial Promotion Order, or (iii) who are any other persons to whom it may otherwise lawfully be made under the Financial Promotion Order (all such persons together being referred to as "FPO Persons"). In the United Kingdom, any investment or investment activity to which this presentation relates will be engaged in only with FPO Persons. Any person in the United Kingdom that is not an FPO Person should not act or rely on this presentation or any of its contents. Notice to Prospective Investors in the European Economic Area and the United Kingdom The information in this presentation is not intended to be, and should not be, provided, distributed or otherwise made available to: (a) any person in the European Economic Area who (i) is a retail investor, as defined in Regulation (EU) No 1286/2014 or (ii) is not a qualified investor, as defined in Regulation (EU 2017/1129 (all, “EEA Relevant Persons”); or (b) any person in the United Kingdom (“UK”) who (i) is a retail investor, as defined in Regulation (EU) No 1286/2014 as it forms part of UK domestic law or (ii) is not a qualified investor, as defined in Regulation (EU) 2017/1129 as it forms part of domestic law in the United Kingdom by virtue of the European Union (Withdrawal) Act 2018, as amended by the European Union (Withdrawal Agreement) Act 2020 (all, “UK Relevant Persons”). None of TeleSign or NAAC have authorized and nor do they authorize the provision, distribution or making available of the information herein to any EEA Relevant Person or any UK Relevant Person. No Offer or Solicitation This Presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Confidentiality All recipients agree that they will keep confidential all information contained herein and not already in the public domain and will use this Presentation solely for evaluation purposes. Recipient will maintain all such information in strict confidence, including in strict accordance with any underlying contractual obligations and all applicable laws, including United States federal and state securities laws. Participants in the Solicitation NAAC, Proximus, TeleSign and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of NAAC in connection with the proposed transaction. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Additional Information In connection with the proposed Business Combination, NAAC (or, if applicable, the surviving public entity of the Business Combination) will publicly file with the SEC a registration statement on Form S-4 and a related proxy statement/prospectus with the SEC. Additionally, NAAC (and, if applicable, the surviving public entity of the Business Combination) will publicly file other relevant materials with the SEC in connection with the proposed Business Combination. The materials to be filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Business Combination because they will contain important information about the Business Combination and the parties to the Business Combination. © 2022 TeleSign 3

Today’s Presenters © 2022 TeleSign 4 Joe Burton CEO TeleSign Thomas Dhondt CFO TeleSign Gary Quin CEO NAAC Guillaume Boutin CEO Proximus Chairman TeleSign

Overview of NAAC

Leadership Team



Andrew Morgan | Chairman
- Diageo
- Gillette



Patrick Doran | President
- Americk Packaging
- Woodberry Capital



Dimitri Panayotopoulos | Director
- Procter & Gamble
- Boston Consulting Group



Jendrik Kurzke | Head of Corporate Development
- METRO
- Credit Suisse, UBS



Gary Quin* | CEO
- Digicel
- Blackrock Communications
- Blackstone, Credit Suisse



Mark Keating | CFO
- Accenture
- Woodberry Capital



Tamara Sakovska | Director
- Permira
- Eton Park
- Goldman Sachs, JP Morgan

- Industry leaders with over 180 years of combined experience operating, investing and capital raising in public and private markets and across various geographies
- Extensive experience in corporate governance and management of blue chip global corporates
- First-hand knowledge of technology and telecoms sectors
- Support TeleSign's transition to US public markets and its global expansion

*Proposed Board Member post-transaction

NAAC raised gross proceeds of ~$380MM and went public on Nasdaq in January 2021 (Nasdaq: NAACU)

© 2022 TeleSign

TeleSign

5

You Use TeleSign For…

Industry	Use	Clients
Social Media	Signing up for an account or receiving two-factor authentication text-messages	Baidu, TikTok, Evernote, Skype, Tencent, Upwork
FinTech	Receiving friendly payment reminders and confirmations	affirm, AMOUNT, CEX.IO
E-Commerce	Receiving receipts and shipping status updates or receiving a one-time passcode to reset your account password	Alibaba.com, DHgate.com, gofundme, HomeAway, OfferUp
On-demand Services	Communicating with drivers through private, secure channels	foodpanda, inDriver, gojek, POSHMARK
Gaming	Receiving SMS messages on updates for upcoming product launches	Garena
Enterprise Software	Receiving two-factor authentication text-messages	citrix, IBM, ZOHO

© 2022 TeleSign

TeleSign

Note: Companies are actual TeleSign clients

6

Why We Are Excited to Invest in TeleSign © 2022 TeleSign 7 Leading Authentication and Digital Identity Player Industry pioneer with 15+ years of growth in a large and growing market Long-standing, bluechip customer relationships with the most demanding digital platforms in the world Strong management team ready to bring the company to the next level Differentiated Product Suite Powered by State-of-the-Art Technology Stack and Unique Data Platform 15+ years of historical data patterns driving deep analytics 2,200+ behavioral variables, constantly adding more, near global footprint Connected to 60+ carriers accounting for over 50% of total mobile users worldwide Effective machine learning algorithms delivering continuous performance improvement Proven Growth Strategy Supported by Multiple Pillars Significant potential to strengthen core product offering and accelerate geographic expansion Unique opportunity to access new customer segments, expand across the value chain and use case expansion

Proposed Transaction Overview

Transaction Overview

Transaction Overview

- Business combination whereby a new HoldCo will acquire both NAAC and TeleSign Corporation (the "Company")
- Expected to close in Q2'22
- Post-closing, the Company will maintain "TeleSign" name and will be listed on Nasdaq

Offering Size

- North Atlantic Acquisition Corporation ("NAAC") is a SPAC with $380MM[1] held in trust and 33.3% warrant structure
- PIPE Investors expected to commit $108MM
- 10% Sponsor Promote (0.95MM shares) to be allocated to PIPE Investors[4]

Pro Forma Capital Structure

- TeleSign will receive up to $437 MM in primary capital
- No secondary share sale by existing shareholders
- Minimum cash at closing $200MM[2]

Valuation

- $1,300MM (Enterprise Value[6])
- Implies 2.2x EV / Revenue 2023E

$MM, except share price metrics	
Enterprise Value[6]	$1,300.0
SPAC Size	$379.5
PIPE Size	$107.5
Transaction Expenses	$(50.0)
Post-money Equity Value at $10 / Share	**$1,737.0**

Sources & Uses

Sources of Funds[2] ($MM)	
Equity Rollover to Proximus	$1,155.1
SPAC Cash[1]	$379.5
PIPE Cash	$107.5
Total Sources	**$1,642.1**

Uses of Funds ($MM)	
Equity Consideration to Proximus	$1,155.1
Cash to Balance Sheet	$437.0
Transaction Expenses	$50.0
Total Uses	**$1,642.1**

Pro Forma Ownership % at $10 / Share


66.5%
Proximus

- 66.5% Proximus[3]
- 21.8% SPAC Shareholders
- 6.7% PIPE Investors[4]
- 4.9% Sponsor Promote[5]

1. Assumes no SPAC stockholder has exercised its redemption rights to receive cash from the trust account. This amount will be reduced by the amount of cash used to satisfy any redemptions.
2. The Company is not required to close the business combination unless the total of (i) the trust account of the SPAC, (ii) the PIPE funding amounts, and (iii) any backstop commitments implemented by the Sponsor equals at least $200MM in the aggregate. NAAC has committed, on a "best efforts" basis, to bridge any gap between PIPE Size and minimum cash
3. Share Consideration issued to Proximus will be subject to a 12-month lock-up (the " **Proximus Lock-Up**"). If, after the consummation of the business combination, the trading price of the common shares exceeds $15.00 for 20 trading days within any 30 trading day period, then the Proximus Lock-Up shall cease to apply to 10% of the existing holder's position. If the trading price of the common shares exceeds $20.00 for 20 trading days within any 30 trading day period then the Lock-Up shall cease to apply to an incremental 10% of the existing holder's position. The shares and warrants held by the Sponsor (and its assignees) will be subject to a 12-month lock-up (the "**Sponsor Lock-up**"). If, after the consummation of the business combination, the common shares exceeds $12.00 for 20 trading days within any 30 trading day period, then the Sponsor Lock-Up shall cease to apply with respect to 100% of the existing Sponsor's shares
4. PIPE Investors' pro forma ownership represents the subscription of 11MM shares. In addition, for the subscription of each share, PIPE Investors will be entitled to receive an additional amount of shares equal to each investor pro rata share of 0.95MM shares, which will be funded out of the Sponsor Promote (representing 10% of Sponsor Promote, assuming no redemptions). Hence, PIPE Investors will receive a total of circa 11.7MM shares
5. Includes shares held by certain NAAC anchor investors. Up to 10% of the Sponsor Promote to be forfeited proportionally between 50% and 75% redemption level
6. Enterprise Value assumes cash free and debt free basis for TeleSign and is subject to adjustments for leakage events

8

Introduction and Business Overview © 2022 TeleSign 9

Who We Are

TeleSign

Connect. Protect. Defend.

Trust is the currency of today's digital economy. Businesses that earn and keep that trust, thrive. With ***more than 5 billion people conducting their lives online***, whether it's a teen interacting with friends overseas, a busy mobile professional paying their bills, or an enterprise transacting with millions of customers at a time – ***the stakes have never been higher.***

TeleSign helps connect, protect and defend you and your customers from bad actors, scams and hackers so you can create safe, trusted, and human experiences anywhere in the world.

Connect

Connect with your customers anywhere in the world, instantly. Safely. Verified.

Protect

Online experiences with real-time feedback helping you protect your assets and mitigate risk.

Defend

Proactively understand the risk of new users, transactions and actions to stop theft and fraud

© 2022 TeleSign

10

TeleSign is a Leading Authentication and Digital Identity Player

Business Overview

TeleSign offers solutions across the full spectrum of end user account security, communications and engagement

Platform to protect and engage users with SMS and voice messaging, Mobile SDKs, and Data and Analytics APIs

Primarily usage-based revenue model with minimum commitments and other features

Global Footprint

65+
Countries with **active customers**

27%
Revenue[1] outside the US

500+
Employees[2]

Sticky Blue Chip Customer Base

8/10
Top internet companies are customers[3]

139%
Average **Net Retention Rate**[4]

Strong Technological Moat

TOP
Company in the **Gartner leader** quadrant for user authentication

35+
Patents in mobile identity and MFA

21Bn+
Annual transactions **verified p.a.**

Excellent Financial Profile

$386MM
2021A **annual revenue**

41%+
Revenue **CAGR**[5]

Profitable business model

1. 2021 Revenue
2. 2018-2021
3. Based on market capitalization
4. 2018-2021 Average Net Retention Rate
5. TeleSign's revenue 2018-21A CAGR

© 2022 TeleSign

TeleSign

11

Digital Transformation is Everywhere and Continues to Accelerate

Digital transformation is accelerating and customers now expect seamless digital experiences…

Offline consumer activities | **Offline to online drivers**



Technology Development
Digital & Financial Inclusion
Digital Transformation
Customer Experience
COVID-19

…but this transformation also creates new cybersecurity challenges

Challenges

- Lack of identity data
- Cyberfraud, trust & safety issues
- End user reach & fragmentation
- Technological & operational risks
- Preventing fraud vs. conversion
- Regulatory framework

© 2022 TeleSign

TeleSign
12

Connecting, Protecting, and Defending Enterprises and their Customers Cybersecurity Threats Create Requirement For Continuous Trust © 2022 TeleSign 13 Fraud Protection Onboarding Engagement Account Integrity Enterprises Consumers

TeleSign's Integrated Product Suite Connects, Protects and Defends Enterprises and their Customers


Phone Type:
Mobile
Carrier:
T-Mobile

Phone ID

Detailed and actionable global phone number and subscriber data intelligence to strengthen authentications, evaluate fraud risks and enhance user experience


601 - 1000 High
501 - 600 Medium
0 - 500 Low

Score

Delivers reputation scoring based on phone number intelligence, traffic patterns, machine learning and a global data consortium


Your passcode is:
505050

Phone Verification API

Delivers patented phone-based verification and two-factor authentication using a time based, one-time passcode sent over SMS, voice message or SDK for authentication enablement (MFA)


Hey Ivan, here's a 25% off coupon for your next order.
Claim Promo

Secure Message and Voice API

Enables developer to build communication and account security messaging (SMS, Voice, Omnichannel) into web and mobile applications

Phone Numbers | SIP Trunking | Voice | WhatsApp | SMS | RCS | OTTs | Short Codes

© 2022 TeleSign

TeleSign

14

TeleSign checks carrier name / roaming status, validates 6-digit code and confirms John’s identity1 TeleSign shares John’s identity confirmation and Score2 (with reason codes) with the company TeleSign sends one-time password (OTP) to John John can post his vacation images! John goes to Company A’s website and types in his password after being gone for a 2-week vacation John receives a 6-digit code on his phone and inputs it into the company’s mobile app The company does not recognize him and wants to verify John is truly John; The company sends authentication request to TeleSign The company server passes code through to TeleSign The company approves John’s login and leverages his risk score for other applications Illustrative Consumer Journey © 2022 TeleSign Consumer (John) 9 4 Company A would like to verify that it is you 2 5 1 TeleSign data stack / “flywheel” 8 3 6 Roaming Carrier OTP 7 Social Media Platform Login Company A 1 2 3 4 5 6 OTP Company A Company A Login successful Risk score Company A Company A 1 Based on detailed risk assessment (e.g., leverage proprietary database, check against blacklists and other data sources) 2 Assessment of risk score based on analysis of all available data (e.g., CDR, observed behavioral, 3rd party), evaluation against adjacent and known fraudulent numbers, and identity graph 15

TeleSign Has a Number of Clear Differentiators and Competitive Moat

Digital Identity

TeleSign

Authentication

- Providing an Integrated Digital Identity Solution
- **15+ years** of historical data patterns supporting analytics
- **2,200+ behavioural** variables, constantly adding more, near-global footprint
- Long standing customer relations with most demanding digital platforms in the world
- **Innovative** Organization and **Proven Team**

© 2022 TeleSign
16

© 2021 17 Authentication & access management Fraud management Secure CPaaS Product Platform VALUE CHAIN ROLE Data Insight TeleSign participates today TeleSign is actively expanding into No Other Player Provides a Comprehensive Digital Identity Solution © 2022 TeleSign 17

Source: Press search, TeleSign website, Crunchbase TeleSign founded Partnered with BehavioSec, Orange and Klab Partners Partnered with Skype Annual transactions verified 2005 2012 2014 2016 2018 2011 2015 2019 2017 2021 Opened European HQ in London, UK Awarded US patent for PhoneID verification technology Geo expansion Product launch Partnership M&A Launched self service Comm APIs Made two-way SMS available in 84 countries Launched Mobile Identity solutions in France Appointed new executive team to fast-track growth Partnered with MaxMind & Deepnet Security Introduced PhoneID to UK and Germany 21Bn+ Launched TeleSign AuthID Kit Integrated SMS Messaging with Microsoft Dynamics 365 Launched Mobile Identity solutions in China, Brazil and other emerging markets Launched Smart Verify Launched operations in Belgrade, Serbia Acquired Routo Telecommunications TeleSign Is an Industry Pioneer with 15+ Years of Growth Start-up phase Scale-up phase (BICS / Proximus ownership) Unlocking the potential 2020 2026 … Accelerating investments in Digital Identity 2013 18

TeleSign Leverages a Large Number of Sources to Provide Reliable Insights

A myriad of data sources…

85% North American population

50% mobile users in EU



300MM+ Users in LATAM

250MM+ users to be connected in MENA by end of 2021

2Bn+ users in APAC

EMAIL ADDRESS

CUSTOMER LABEL

IP DATA — **99.99%** IP Geo-location Access

CUSTOMER TRAFFIC — **14** of the largest web properties in the world contributing to our consortium

PHONE NUMBER — **5Bn+** unique phone numbers transit through TeleSign platform on a monthly basis

…drive our flywheel and reliable insights


CPAAS
AUTHENTICATION
FRAUD MANAGEMENT

Higher authentication and CPaaS usage generates behavioral data that supports accuracy of risk scores required for effective fraud management

Accurate risk scores and insights enable more secure authentication and CPaaS and improve user experience

Connected to 60+ carriers accounting for over 50% of total mobile users worldwide

© 2022 TeleSign

19

TeleSign is a Trusted Partner of Choice for Top Brands

Revenue Split By Customer Segment[1]


33% E-Commerce
31% Social Network
24% Enterprise
5% FinTech
4% Gaming
2% On-Demand

8/10
Top internet companies are customers[2]

139%
Net retention rate[3]

E-commerce

TeleSign helps merchants and marketplaces minimize fake accounts and reviews, promotion fraud, and chargeback fraud with identity driven risk scoring while delivering important alerts, reminders, and notifications to consumers.

Alibaba.com · gofundme · HomeAway · DHgate.com · OfferUp

Social Networks

TeleSign creates a safer, more authentic social experience by protecting against fake users and account takeovers with risk scoring and MFA authentication.

TikTok · Evernote · Skype · Tencent · Baidu 百度 · Upwork

Enterprise Software

TeleSign adds a layer of security with MFA verification, account takeovers protection, and continuous risk assessment for high-value interactions.

citrix · IBM · ZOHO

FinTech

TeleSign provides valuable data inputs for credit assessment, MFA verification, and transactional risk scoring to lower risk and prevent fraud.

affirm · CEX.IO · AMOUNT

Gaming

TeleSign protects online gaming communities by preventing fake users and protecting against account takeovers with risk scoring and MFA authentication.

Garena

On-Demand Services

TeleSign connects distributed workforces with your customers while protecting privacy of your customers and your employees.

inDriver · gojek · POSHMARK · foodpanda

1. Based on 2021A Financials
2. Based on market capitalization
3. 2018-2021 Average Net Retention Rate

© 2022 TeleSign

TeleSign

20

Deep and Diverse Talent Bench



Joe Burton | Chief Executive Officer

CEO and transformational leader in tech industry, with 30+ years of experience driving new product portfolios and market strategies



Thomas Dhondt | Chief Financial Officer

10+ years of experience in Finance roles in telecommunications and mobile identity industries; former M&A Director at Proximus



Tom Wesselman | Chief Technology Officer

25+ years of experience as Engineering leader with a proven track record of product delivery and business results; former VP/GM of Software BU at Poly



Peter Vermeulen | Chief People Officer

20+ years of experience supporting global organizations, in tech and healthcare; former Head of Human Resources WW Customer Experience at Amazon



Cynthia Ng | Chief Legal Officer

20+ years' experience in Software IT Licensing. Previously with CA Technologies in their Sydney, Beijing and New York offices.



Kristi Melani | Chief Marketing Officer

Marketing leader with 25+ years experience in leading all facets of the marketing mix. An expert in digital marketing, demand generation, messaging, branding, advertising and ecommerce.



Kola Layoku | Snr. Director, Portfolio Product Mgmt.

18+ years of Telecommunication industry experience specialized in communication software development, designing customer engagement experience and growth strategies



Guillaume Bourcy | Vice President, Data & Identity Solutions

15+ years of experience in rapidly growing the Enterprise Messaging and Identity Solutions at BICS, a subsidiary of Proximus, from the ground up to becoming an industry leader using both organic and M&A growth



Aaron Seyler | Vice President, Sales

10+ years of experience as Sales leader in tech industry; extensive experience in cybersecurity, data analytics, identity and cloud solutions



Yoon Ahn | Vice President, Global Tech Ops

15+ years of experience providing reliable operations in various industries and has served as a leader in mobile identity and cybersecurity sector



Nenad Vucinic | General Manager, Belgrade

30+ years of experience working in IT, Telco and Service industries; established numerous successful companies in CEE region, including P&G West Balkans and Nelt, Orbico



James Miller | Corporate Controller

20+ years of experience working in technology, telecom, and professional services industries; 35+ Post-acquisition integrations, Instil BIO IPO; experience in high-growth environments

© 2022 TeleSign

21

On Track to Become the Integrated Digital Identity Leader

Proven Growth Strategy Enabled by Multiple Pillars © 2022 TeleSign 23 Continued Market Growth Value Chain & Use Case Expansion Geographic Expansion New Customer Segments Acceleration Opportunity Through M&A

Large And Rapidly Growing Global Addressable Market

2019
~$18.3Bn Total
~$4.6Bn CPaaS
~$13.7Bn Digital Identity

~24.4% Total CAGR

2024
~$54.5Bn Total
~$24.0Bn CPaaS
~$30.5Bn Digital Identity

TAILWINDS

- Digital Transformation
- Mobile becoming primary source of identity
- Accelerating digital communications
- ML & analytics to prevent fraud

Source: Markets & Markets Analysis, IDC
Note: CPaaS includes Video, Data (Messaging/Push), Voice and Other

© 2022 TeleSign

TeleSign

24

TeleSign Is Well Positioned to Accelerate Use Case Expansion

CURRENT FOCUS	NEAR-TERM OPPORTUNITY	MID-TERM OPPORTUNITY
MFA	Privileged Access Management	Digital Channel Measurement
Transaction & Registration Fraud Management	Single Sign On	Lead Scoring and Prioritization
Account Takeover	Digital Certificate & Key Management	Identity Lifecycle Management
Inbound Call Center Fraud Management	Document Verification	Customer Segmentation
Risk Based Authentication		Audience Delivery
Secure CPaaS		Online Offline Matching
		Cross-device Targeting
		Cross-device Matching
		Individual Level Content Targeting
		Content Personalization

© 2022 TeleSign

TeleSign
25

Cross-selling Opportunities across TeleSign's Customer Base

~35% of TeleSign's customers already purchase products from two or more categories

Providing services at the intersection of customer needs



CPaaS
Authentication
Fraud Management
COMMUNICATIONS
DIGITAL IDENTITY

- Creates significant synergies across the three customer needs that TeleSign covers
- Substantial opportunity for further penetration of integrated authentication and fraud management solutions to the remaining customers
- Customers value having an integrated solution across fraud management, authentication and secure CPaaS, but no other major player actively participates in all three markets, providing a unique opportunity for TeleSign

© 2022 TeleSign

TeleSign
26

The Most Sophisticated Customers Choose TeleSign Providing the Opportunity to Expand into Other Segments

- Enterprise[1]
- Mid-market companies
- SMB

TeleSign

Core focus today

High level of customer sophistication

Uncompromising security requirements

Market Strategy

- Integrating with several low code/ no code graphical design tools popular with SMBs, joint marketing and sales
- Digital marketing and internal sales resources being increased to address SMB

Opportunity to Extend Customer Focus

- Significant opportunity for TeleSign to extend its leadership in enterprise segment to Mid-market companies and SMBs
- Ability to leverage existing credentials with industry leaders to win new business with smaller customers
- Margin-accretive growth opportunity

© 2022 TeleSign

1. Enterprise defined as having >5,000 employees, Mid-market 500-5000 employees; SMB <500 employees

27

TeleSign Has the Opportunity to Grow Globally with Existing and New Customers



Leading Software Company
104 million blocked user recommendations in 1 year
Leading Gaming Provider
7% of all Phone Verification were identified to be high risk & blocked
Online Multi Utility Company
70% fraud registrations stopped
Credit Risk Platform Provider Successfully utilizing Score & PhoneID solutions to build credit risk models
Leading Buy Now Pay Later Provider
200K-300K USD of bad loans prevented monthly
21 Million fraud transactions stopped in 1 year
Mobility Company
45% Reduction in fraud rides
Online Marketplace
55% Reduction in fraud chargebacks
Mobile Wallet Company
Reduced 52% fraud transactions
Mobility & Marketplace
89% fraud registrations stopped

Geographic Expansion Levers

- Grow internationally with existing large-cap US customers
- Acquisition of leading non-US customers
- Potential M&A to establish footprint in strategic regions

TeleSign

Revenue by Customer Geography



Non-US
27%
2021
US
73%

Revenue by Traffic Destination



US 10%
APAC
38%
LATAM
9%
2021
EMEA
43%

Market Strategy

- Onboarding of additional sales and marketing resources outside North America
- Hirings include demand generation, account managers, customer success managers and account-based marketing

© 2022 TeleSign 28

TeleSign Investment Highlights

1. Large and Rapidly Growing Addressable Market
2. Leading Digital Identity Player with Blue Chip Customer Base
3. Competitive and Efficient Business Model
4. High Quality Organization with Strong Execution Capabilities
5. Excellent Track Record of Profitable Organic Growth and Cash Generation
6. Proven Growth Strategy Driving Attractive Future Value Creation

TeleSign

© 2022 TeleSign

29

Attractive Financial Profile

TeleSign’s Financial Highlights 31 Stable business model with loyal customer base Strong future growth opportunity Attractive margin expansion driven by shift towards Digital Identity Significant investments driving efficient growth and future opportunity Best-in-class organic growth track record © 2022 TeleSign

Summary of Future KPIs and Targets

	2021A	2026E
Revenue	$386MM	~$1.1Bn
Gross Profit Margin	22%	+29% LT Target
Digital Identity Direct Margin[1] Contribution	30%	74%
EBITDA Margin	6%	+12% LT Target
Customer Focus	Mainly US Centric	Global Company

1. Direct Margin is a non-GAAP metric calculated as revenue less direct variable product specific costs including network termination fees, data acquisition costs and variable cloud hosting fees

© 2022 TeleSign

TeleSign

32

Stable Business Model with Loyal Customer Base 33 1. Net Revenue Retention Rate calculated based on total spend of active customers in the same quarter one year prior 2. 2017 Cohort revenue primarily driven by one large customer 0 100 200 300 400 FY16 FY17 FY18 FY19 FY20 FY21E $MM Attractive Revenue Growth Across Customer Cohorts2 Baseline customers <FY17 New in FY17 New in FY21 New in FY20 New in FY18 New in FY19 122% 150% 162% 123% 2018 2019 2020 2021 139% Avg. NRR since 2018 Strong Net Revenue Retention1 123% 2021 NRR • Historical NRR driven by positive Covid impact and in particular the ramp of a large customer

TeleSign’s Revenue Growth Profile Is among the Best © 2022 TeleSign 34 2018A 2019A 2020A 2021A 138 200 314 79% 70% 21% 30% 2018A 2019A 2020A 2021A 50 63 84 386 87 Revenue by Segment ($MM) Gross Profit1 by Segment ($MM) 18-21A CAGR 18-21A CAGR 34% 16% 41% 37% Communication Digital Identity 41% 20% Adjusting for constant currency effect2 2021 yoy growth amounts to 7.5% Source: Company Information 1. Gross Profit = Communication + Digital Identity + Unallocated Cost of Sales 2. Constant Currency view adjusting for currency fluctuations between EUR and USD impacting revenues and termination fees Unallocated Cost of Sales Communication Direct Margin3 Digital Identity Direct Margin3 3. Direct Margin is a non-GAAP metric calculated as revenue less direct variable product specific costs including network termination fees, data acquisition costs and variable cloud hosting fees

Attractive Margin Expansion Driven by Mix Shift towards Digital Identity © 2022 TeleSign 35 Revenue by Segment ($MM) Communication Digital Identity 2021A 2022E 2023E 2024E 2025E 2026E 386 485 603 776 941 1,132 Gross Profit by Segment ($MM) Communication Direct Margin1 Digital Identity Direct Margin1 70% 26% 30% 74% 2021A 2022E 2023E 2024E 2025E 2026E 21A-26E CAGR 87 97 127 181 245 327 21A-26E CAGR 57% 7% 59% 18% 24% 30% Unallocated Cost of Sales 1. Direct Margin is a non-GAAP metric calculated as revenue less direct variable product specific costs including network termination fees, data acquisition costs and variable cloud hosting fees

Reinvestments Enable Acceleration of Product Development & Sales © 2022 TeleSign 36 Opex as % of Revenues 27% 21% 18% 19% 27% 27% 25% 22% 20% 2018A 2019A 2020A 2021A 2022E 2023E 2024E 2025E 2026E Continued accelerated investments in R&D, Product Development and Sales 12% 6% EBITDA margin %

Public Market Listing to Enable the Next Phase of TeleSign’s Growth © 2022 TeleSign 37 Funding future organic growth opportunity Opportunity for geographic expansion Investment funds for M&A Attract top talent Enhanced visibility / credibility with partners and customers

Valuation © 2022 TeleSign 38

TeleSign Sits at the Intersection of CPaaS and Digital Identity 39 Source: Capital IQ as of 19 April 2022 CPaaS TeleSign Implied Digital Identity Average Revenue Growth CY21A-23E CAGR 26% 25% 30% Average EV / Revenue CY23E 2.6x 2.2x 14.8x Average EV / Revenue CY23E / CY21A-23E CAGR 0.10x 0.09x 0.48x Digital Identity Authentication © 2022 TeleSign

TeleSign’s Growth Profile is Best-in-Class Source: Capital IQ as of 19 April 2022 1. Sinch 2021-2023 Revenue CAGR calculated based on Broker Consensus 21PF Revenue, adjusting for Inteliquent, MessengerPeople, MessageMedia and Pathwire acquisitions 2021A - 2023E Revenue CAGR 25.0% 32.5% 29.9% 28.5% 27.8% 25.0% 24.5% 20.3% 18.1% 42.5% 39.2% 39.0% 36.2% 19.2% 19.1% 15.2% Average: 25.8% Average: 30.1% CPaaS Peers Digital Identity Peers (1) 40 © 2022 TeleSign

Growth Is the Main Driver of Valuations in Tech

MRQ Revenue Growth vs. EV/23E Revenue



25.0x
20.0x
15.0x
10.0x
5.0x
0.0x
EV/23E Revenue
SaaS Universe
Low Gross Margin Comps
R² = 0.4995
MANH
SHOP
CDAY
ADP
QTWO
R² = 0.0047
FSLY
MODN
ALKT
TWLO
BAND
SINCH-SE
0%
10%
20%
30%
40%
50%
MRQ Revenue Growth

2023E Gross Profit Margin vs. EV/23E Growth Adj. Revenue



1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x
EV/23E Growth Adjusted Revenue
MANH
R² = 0.0678
ADP
CDAY
FSLY
MODN
QTWO
SHOP
ALKT
TWLO
SINCH-SE
BAND
25%
35%
45%
55%
65%
2023E Gross Margin

Source: Company filings, FactSet as of 19 April 2022
Note: Twilio, Bandwidth and Sinch MRQ growth represents MRQ organic revenue growth; SaaS universe includes: ADBE, CRM, SHOP, NOW, TEAM, TWLO, CRWD, WDAY, DOCU, VEEV, DDOG, OKTA, ZS, HUBS, PAYC, ZI, RNG, COUP, CDAY, ZEN, XRO-AU, AVLR, DBX, PCTY, FIVN, BKI, SMAR, PLAN, WTC-AU, WK, BL, NCNO, INOV, DSG-CA, CDK, NEWR, EVBG, QTWO, APPF, ALRM, LPSN, BOX, SPSC, QLYS, MIME, CSOD, PD, JAMF, VG, TWOU, EGHT, BAND, INST, DOMO, ZUO, PRO, PING, YEXT, UPLD, ECOM, BAS1V-FI, OOMA, BNFT, SINCH-SE; EV/23E growth adj. revenue defined as EV/23E revenue / (2021E-2023E Revenue CAGR*100)

© 2022 TeleSign

TeleSign

41

2021A Opex1 as % of Revenues TeleSign Has an Efficient Operating Cost Structure and a Profitable Business Model Source: Capital IQ as of 19 April 2022 Comparables in descending order of 2021A Gross Margin 2021A Gross Margin 2021A EBITDA Margin 81.4% 78.5% 78.2% 78.0% 77.1% 73.7% 73.7 % Average: 77.2% (75.5)% (64.0)% (72.4)% (70.5)% (79.0)% (66.7)% (56.7)% Average: (69.3)% CPaaS Peers Digital Identity Peers 5.9% 14.4% 5.8% 7.5% (1.9)% 7.0% 17.1% Average: 8.0% 5.8% 14.9% 6.2% 4.7% 2.2% 12.0% (1.6)% 5.1% 2.3% Average: 5.7% 22.4% 77.8% 68.6% 63.3% 53.0% 49.0% 26.4% 24.3% 18.7% Average: 47.6% 16.6% (62.9)% (62.4)% (58.6)% (50.8)% (37.0)% (27.9)% (19.2)% (16.4)% Average: (41.9)% 42 © 2022 TeleSign 1. Excluding D&A

EV / Growth Adj. Revenue 2023E(2) Opportunity to Invest at a Compelling Valuation Level Comparables in descending order of EV/23E Revenue EV / Revenue 2023E Source: Capital IQ as of 19 April 2022 1. Sinch 2021 - 2023 Revenue CAGR calculated based on Broker Consensus 21PF Revenue, adjusting for Inteliquent , MessengerPeople , MessageMedia and Pathwire acquisitions 2. Adjusted for 2021 - 2023 Revenue CAGR CPaaS Peers Digital Identity Peers 2.2x 4.5x 4.4x 3.1x 2.9x 1.8x 1.8 x 1.4x 1.3x Average: 2.6x 29.3x 20.3x 18.4x 10.2x 9.7 x 9.0x 6.5x Average: 14.8x 0.75x 0.52x 0.43x 0.28x 0.50 x 0.47x 0.43x Average: 0.48x 0.09x 0.14x 0.15x 0.11x 0.16 x 0.07x 0.09x 0.06x 0.05x Average: 0.10x (1) 43 © 2022 TeleSign (1)

Why Invest in TeleSign? © 2022 TeleSign 44 High quality business with high growth at scale Leadership position in a large and fast-growing TAM Passionate team and organization Compelling valuation level against public peer set

Appendix © 2022 TeleSign 45

TeleSign's Q1 2022 Results

Revenue by Segment ($MM)



YoY Growth
21%
92
112
29%
20%
Q1 2021
Q1 2022
Communication
Digital Identity

Gross Profit[1] by Segment ($MM)



YoY Growth
17%
21
25
32%
13%
Q1 2021
Q1 2022
Communication Direct Margin2
Digital Identity Direct Margin2
Unallocated Cost of Sales

Adjusting for constant currency effect[3] yoy growth amounts to 3.9%

- Communication revenue and direct margin growth driven by incremental demand from several large customers and favorable currency fluctuations
- Digital Identity revenue and direct margin growth driven by strong volume growth
- First quarter 2022 net revenue retention (NRR) of 124 percent is consistent with trends over the past several quarters
- First quarter 2022 total segment volumes were flat year-over-year. Excluding TeleSign's Communications business in India, first quarter 2022 total segment volumes increased 19.2% yoy

Source: Company Information

1. Gross Profit = Communication + Digital Identity + Unallocated Cost of Sales
2. Direct Margin is a non-GAAP metric calculated as revenue less direct variable product specific costs including network termination fees, data acquisition costs and variable cloud hosting fees
3. Constant Currency view adjusting for currency fluctuations between EUR and USD impacting revenues and termination fees

© 2022 TeleSign

TeleSign

46

Management Financial Summary1 Millions USD FY-18A FY-19A FY-20A FY-21A FY-22E FY-23E FY-24E FY-25E FY-26E Revenue 138 200 314 386 485 603 776 941 1,132 Cost of Sales (88) (137) (230) (299) (389) (475) (594) (696) (805) Gross Profit 50 63 84 87 97 127 181 245 327 % Gross Profit 36% 32% 27% 22% 20% 21% 23% 26% 29% Operating Expenses (37) (42) (56) (72) (129) (163) (191) (205) (222) Operating Profit 13 21 27 15 (33) (36) (10) 40 105 D&A 5 5 5 7 10 13 18 24 27 EBITDA 17 26 33 22 (23) (22) 8 64 132 1. The above presentation excludes historical and forecasted incidental costs which do not impact the forward-looking financials. The financial statements contained in this presentation are unaudited and are subject to change. See Disclaimer 47 © 2022 TeleSign

P&L[1,2]

Thousands USD	FY-19A	FY-20A	FY-21A
Net revenues	194,750	310,764	382,940
Net revenues- related party	5,345	2,934	3,020
Total revenue	**200,095**	**313,698**	**385,960**
Cost of revenues	104,301	185,097	230,451
Cost of revenues- related party	32,745	44,737	69,003
Total cost of revenue	**137,046**	**229,834**	**299,454**
Gross profit	**63,049**	**83,864**	**86,506**
Operating expenses			
Research and development	19,308	26,175	33,855
Sales and marketing	12,185	17,290	22,065
General and administrative	10,514	16,967	22,768
Total operating expenses	**42,007**	**60,432**	**78,688**
Income from operations	21,042	23,432	7,818
Other income (expense), net	(910)	38	(28)
Income before provision for income taxes	**20,132**	**23,470**	**7,790**
Income tax provision	(4,124)	(4,704)	(1,377)
Net income attributable to common stockholders	**16,008**	**18,766**	**6,413**
Net income per share attributable to common stockholders, basic and diluted	160,082	187,664	64,132
Weighted-average shares used in computing net income per share attributable to common stockholders, basic and diluted	100	100	100

1. The financial statements contained in this presentation are unaudited and are subject to change. See Disclaimer
2. For Operating Profit Reconciliation see next page

© 2022 TeleSign
TeleSign
48

Operating Profit Reconciliation1 1. The financial statements contained in this presentation are unaudited and are subject to change. See Disclaimer Thousands USD FY-19A FY-20A FY-21A Operating Profit in Management Financial Summary 21,492 27,471 14,726 Non-recurring Severance --(348) Exceptional Litigation Expenses (486) (3,939) 2 M&A Expenses -(101) (6,562) Audit Adjustments 36 -- Income from Operations in P&L 21,042 23,432 7,818 49 © 2022 TeleSign

Thousands USD FY-20A FY-21A ASSETS Current assets Cash and Cash Equivalents 14,841 23,550 Accounts receivable, net 62,741 61,564 Accounts receivable- related party 289 1,276 Prepaid expenses 4,310 5,171 Other current assets 2,658 4,806 Total current assets 84,839 96,367 Property and equipment, net 9,480 14,617 Operating right-of-use asset 2,694 8,125 Intangible assets, net 1,123 10,395 Goodwill 6,000 5,925 Deferred tax asset 2,128 2,325 Other assets 466 4,808 Total assets 106,730 142,562 LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities Accounts payable 7,467 10,680 Accrued expenses 28,698 30,456 Accounts payable and Accrued expenses- related party 5,906 13,648 Note payable – related party - 15,000 Operating lease liability, current 1,521 1,411 Deferred revenue 4,905 220 Other current liabilities 222 1,933 Total current liabilities 48,719 73,348 Other liabilities 1,479 1,504 Operating lease liability, non-current 1,889 7,112 Deferred tax liability, non-current 1,248 1,220 Total liabilities 53,335 83,184 Commitments and contingencies (Note 12) Stockholders' equity Common stock, $0.0001 par value; 100 shares authorized; 100 shares issued and outstanding as of December 31, 2020 and 2019 Additional paid-in-capital 33,841 33,841 Accumulated other comprehensive loss (642) (1,072) Retained earnings 20,196 26,609 Total stockholders' equity 53,395 59,378 Total liabilities and stockholders' equity 106,730 142,562 Balance Sheet1 1. The financial statements contained in this presentation are unaudited and are subject to change. See Disclaimer 50 © 2022 TeleSign

Cash Flow Statement[1]

Thousands USD	FY-19A	FY-20A	FY-21A
Cash Flows from Operating Activities			
Net income	16,008	18,766	6,413
Adjustments to reconcile net income to net cash used in operating activities			
Depreciation and amortization	4,476	5,127	7,450
Non-cash operating lease expense	1,179	1,179	1,284
Bad debt expense	50	203	(4)
Gain on disposal of subsidiaries	(70)	—	—
Unrealized foreign currency transaction (gain) loss	(15)	104	(339)
Deferred taxes	3,605	1,535	(231)
Other non-cash charges	1	1	—
Changes in operating assets and liabilities			
Accounts receivable	(15,757)	(27,050)	1,195
Accounts receivable- related party	115	(2)	(985)
Prepaid expenses	(4,844)	3,250	(652)
Other current assets	(117)	(2,227)	(2,187)
Other assets	(1)	(20)	(73)
Accounts payable	2,772	2,738	3,379
Accrued expenses	10,017	9,038	1,189
Accounts payable and Accrued expenses- related party	262	3,523	7,741
Operating lease liability	(1,478)	(1,471)	(1,520)
Deferred revenue	47	3,790	(4,740)
Other current liabilities	(1,114)	210	1,746
Other liabilities	21	485	24
Net cash provided by operating activities	15,157	19,179	19,690
Cash Flows from Investing Activities			
Purchases of property and equipment	(1,962)	(3,448)	(2,727)
Capitalized software development costs	(2,152)	(4,295)	(8,137)
Purchase of customer contracts from related party	-	-	(14,581)
Proceeds from sale of subsidiary	67	-	-
Patent costs	(207)	(181)	(170)
Net cash used in investing activities	(4,254)	(7,924)	(25,615)
Cash Flows from Financing Activities			
Proceeds from issuance of debt – related party	-	-	15,000
Transaction costs paid	-	-	(229)
Cash dividends declared	-	(28,117)	-
Net cash used in financing activities	-	(28,117)	14,771
Effect of exchange rate changes on cash, cash equivalents and restricted cash	628	42	(136)
Net increase (decrease) in cash, cash equivalents and restricted cash	11,531	(16,820)	8,710
Cash, cash equivalents and restricted cash- Beginning of the period	20,396	31,927	15,107
Cash, cash equivalents and restricted cash- End of the period	31,927	15,107	23,817
Supplemental disclosures of cash flow information			
Noncash ROU assets and liabilities – lease modification	-	-	6,689
Noncash investing and financing activities			
Unpaid purchases of property and equipment	1,021	57	769
Unpaid transaction costs included in current assets	-	-	404
Cash paid for			
Income taxes	1,844	4,505	2,995

1. The financial statements contained in this presentation are unaudited and are subject to change. See Disclaimer

© 2022 TeleSign

TeleSign

51

TeleSign's Communications Solutions Address the Full Spectrum of End User Account Security and Engagement

How it Works

Authentication

Authenticate users and provide controlled access across applications



USERNAME
PASSWORD
SMS and Voice Verify
ENTER CODE

CPaaS

Deliver reliable, secure messaging and voice via an API

SMS/MMS/RCS
Provide timely, personalized information through text and multimedia alerts, reminders, notifications, invites, one-time-passcodes (OTPs), and two-way messaging



Over-the-Top (WhatsApp & Viber)
Enrich user engagement with default or custom message templates. Deliver engaging text, media, and location communications in a secure and encrypted channel.



Voice
Make, receive and control calls for one-way and two-way communications. Collect digits, create interactive voice response (IVR) flows, record calls and more.



Incoming Call

What it Solves

Challenge	TeleSign benefits
Account takeover attempts	One-time SMS and voice verification codes authenticate identities and verify transactions while automatic answering machine detection prevents passcodes from being left on vulnerable voicemail
End user reach and fragmentation	700+ direct carrier connections allow clients to reach users in over 200 countries in 87 languages. Advanced phone number cleansing increases delivery rates 10% - 15% while dynamic routing automatically retries "Failed Messages"
Regulatory framework	Global compliance expertise and regulatory assistance helps clients adhere to Telephone Consumer Protection Act in the US and similar local policies and regulations worldwide

© 2022 TeleSign

TeleSign
52

TeleSign's Digital Identity Solutions Assess Fraud Risk With Phone Number Intelligence and Machine Learning

How it Works


Registration
0 000 000 0000
Machine Learning Algorithm
Evaluate Phone Data Attributes
Review Phone Number Velocity
Detect Phone Number Traffic Patterns
Check Fraud Database
Score
Results
Allow
Flag
Block

What it Solves

Challenge	TeleSign benefits
Lack of identity data	Metadata-based risk scoring leveraging phone number data & analytics, proprietary database of phone number reputation information and Global Telco Fraud Database, a crowdsourced telco incidents database of suspicious network activity
Cyberfraud, trust & safety issues	TeleSign Score returns a numerical risk assessment, fraud score reason codes, and recommendations while allowing customized score thresholds based on business needs
Preventing fraud vs. conversion	Streamline the account verification process, increase conversions, and securely grow ecosystem of verified and valuable users

© 2022 TeleSign
TeleSign
53

Risk Factors Risks Related to TeleSign’s Business and Industry 1. If TeleSign or its third-party service providers experience a data security breach or network incident that allows, or is perceived to allow, unauthorized access to TeleSign’s solutions or TeleSign’s customers’ personal data, it could lead to negative publicity and TeleSign’s reputation, business, financial condition, and results of operations could be adversely affected. 2. TeleSign may experience significant fluctuations in its operating results and rates of growth. 3. Any significant interruptions or delays in IT service or any undetected errors or design faults in IT systems could result in limited capacity, reduced demand, processing delays and loss of customers, suppliers or marketplace merchants and a reduction in commercial activity. 4. TeleSign may be unable to prevent unlawful or fraudulent activities in its operations, and it could be liable for such fraudulent or unlawful activities. 5. If TeleSign’s solutions do not effectively interoperate with its customers’ existing or future IT infrastructures, TeleSign’s business would be harmed. 6. TeleSign could be subject to the unauthorized disclosure of its confidential information to its competitors. A malicious insider could disclose sensitive TeleSign information, including information on pricing, cost structure, business practices, intellectual property or artificial intelligence to its competition. 7. TeleSign is subject to the risk that it does not adequately maintain information security. 8. The quality of TeleSign’s digital identity products depends heavily on the availability of meaningful data insights lawfully acquired through third party suppliers (carriers and data brokers) and customers. A loss of such contracts and consequential access to such data could have a direct impact on performance of TeleSign’s data models used and quality of its products. 9. A substantial increase of data acquisition costs could harm TeleSign’s business, financial condition, and results of operations. 10. TeleSign has no direct control over the data quality it acquires from its suppliers which are needed to provide its digital identity services. If the data quality it acquires deteriorates over time, TeleSign’s coverage may decrease and become irrelevant for the customer. 11. Newer or more innovative technology may disrupt the adoption of SMS as a solution in the communication and authentication space. 12. TeleSign faces intense competition, especially from larger, well-established companies, and it may lack sufficient financial or other resources to maintain or improve its competitive position. If TeleSign fails to deliver time critical communication, produce reliable and fast results or provide a global reach, its business and reputation could suffer. 13. TeleSign has material customer concentration, with a limited number of customers accounting for a material portion of its 2021 revenues. 14. TeleSign’s sales cycle in certain segments or geography may be long and its sales efforts require considerable time. 15. TeleSign has an aggressive growth plan in the next 5 years; if TeleSign fails to execute its growth plan effectively, it, may be unable to adequately address competitive challenges and its business and prospects may be materially and adversely affected. 16. The COVID-19 pandemic has impacted, and may continue to impact, the growth of TeleSign’s business and businesses of certain segments of TeleSign’s customers (e.g. hospitality, travel) which may negatively affect TeleSign’s business. Likewise, any future outbreak or other public health emergency could materially affect TeleSign’s business, liquidity, financial condition and operating results. 17. TeleSign has important strategic partnerships with BICS and Proximus, and if it were to lose those partnerships, it could adversely affect TeleSign’s business, results of operations and financial condition while alternative relationships are established. 18. TeleSign has an important strategic partnership with BICS, and if it were to lose that partnership, it could adversely affect TeleSign’s business, results of operations and financial condition while alternative relationships are established. 19. A substantial part of Telesign’s cost basis is driven by termination charges. Material price increases by telecom operators could have an adverse effect on Telesign’s financial results. 20. If TeleSign is unable to manage the costs associated with its suppliers, its profit margins could be adversely affected. 21. If TeleSign cannot maintain its corporate culture as it grows, it may not be able to retain employees or its culture of innovation and its business could be adversely affected. Furthermore, TeleSign may not be able to attract or retain employees in critical roles at a reasonable cost. 22. TeleSign’s international operations and continued international expansion subject TeleSign to additional costs and risks, which could adversely affect its business, financial condition and results of operations. 23. TeleSign faces exposure to foreign currency exchange rate fluctuations, and such fluctuations could adversely affect TeleSign’s business, results of operations and financial condition. 24. TeleSign may be unable to make acquisitions and investments or successfully integrate acquired companies into its business, or TeleSign’s acquisitions and investments may not meet its expectations, any of which could adversely affect TeleSign’s business, financial condition, and results of operations. 25. TeleSign’s failure to raise additional capital or generate cash flows necessary to expand its operations and invest in new technologies in the future could reduce TeleSign’s ability to compete successfully and harm its results of operations. 26. TeleSign’s results of operations may be adversely affected by changes in accounting principles applicable to it. Additionally, estimates or judgments relating to its critical accounting policies may be based on assumptions that change or prove to be incorrect, which could cause TeleSign’s results of operations to fall below expectations of securities analysts and investors, resulting in a decline in the market price of TeleSign’s common stock. 27. TeleSign has had and may continue to have significant deficiencies or material weaknesses over internal reporting in the future. 28. TeleSign tracks certain operational metrics with internal systems and tools and does not independently verify such metrics. Certain of TeleSign’s operational metrics are subject to inherent challenges in measurement, and any real or perceived inaccuracies in such metrics may adversely affect TeleSign’s business and reputation. 29. Adverse macro-economic conditions and their impact on consumer spending patterns could adversely affect TeleSign. 30. TeleSign’s business could be adversely affected by pandemics, natural disasters, political crises or other unexpected or unforeseen events. Risks Related to TeleSign’s Intellectual Property 31. If TeleSign fails to adequately obtain, maintain, defend, protect or enforce its intellectual property or proprietary rights, TeleSign’s competitive position could be impaired and it may lose valuable assets, generate less revenue and incur costly litigation. 32. If TeleSign is subject to a claim that it infringes, misappropriates or otherwise violates a third party’s intellectual property rights, TeleSign’s business, financial condition, or results of operations could be adversely affected. 33. TeleSign may be obligated to disclose its proprietary source code to certain of its customers, which may limit TeleSign’s ability to protect its intellectual property and proprietary rights and could reduce the renewals of TeleSign’s solutions. Additionally, use of open-source software in TeleSign’s solutions without proper prior review and analysis could negatively affect TeleSign’s ability to license its services and may subject it to possible litigation. Risks Related to The Legal and Regulatory Environment 34. TeleSign is subject to stringent laws and regulations with regards to consumer privacy, data use, and data protection. Any actual, suspected or perceived failure by TeleSign to comply with such laws and regulations would materially affect its business. 35. TeleSign’s business is subject to a wide range of laws and regulations, many of which are evolving, and failure to comply or adapt/adopt quickly with such laws and regulations or if more stringent laws and regulations come into law, it could negatively affect TeleSign’s business, financial condition, and results of operations. 36. Indemnity provisions in various agreements potentially expose TeleSign to substantial liability for breach of data protection laws, intellectual property infringement and other losses. 37. TeleSign may be subject to liability claims if it breaches its contracts and TeleSign’s insurance may be inadequate to cover its losses. 38. Any successful action by state, foreign or other authorities to collect additional or past indirect taxes, including sales tax and others could adversely affect TeleSign’s business, financial condition, and results of operations. 39. A violation of applicable telecommunications laws and regulations by TeleSign’s customers or resellers could lead TeleSign to violate its carrier compliance requirements. 40. TeleSign is subject to anti-corruption, anti-bribery and sanctions restrictions, and non-compliance with such laws can subject it to criminal penalties or significant fines and harm TeleSign’s business and reputation. 41. TeleSign’s international operations may give rise to potentially adverse tax consequences. 42. TeleSign’s ability to use its net operating loss carryforwards and certain other tax attributes may be limited. Risks Related to TeleSign Being a Public Company 43. New Holdco will qualify as an “emerging growth company” and a smaller reporting company, and the reduced disclosure requirements applicable to “emerging growth companies” and smaller growth companies may make its securities less attractive to investors. 44. The requirements of being a public company require significant resources and management attention and affect TeleSign’s ability to attract and retain executive management and qualified board members. 45. An active, liquid trading market for New Holdco’s securities may not develop or be sustained. 46. The stock price following the consummation of the Business Combination will be volatile, and you may not be able to sell shares at or above the price at the Acquisition Closing. 47. If securities or industry analysts do not publish research or publish inaccurate or unfavorable research about TeleSign’s business, the price and trading volume of New Holdco’s securities could decline. 48. TeleSign may be subject to securities class action litigation, which may harm its business and operating results. © 2022 TeleSign 54

Risk Factors Risks Related to Ownership of the New Holdco Common Stock after the Consummation of the Business Combination 49. Because TeleSign does not expect to pay dividends in the foreseeable future after this offering, you must rely on a price appreciation of the common stock for a return on your investment. 50. Anti-takeover provisions contained in the Proposed Organizational Documents and applicable laws could impair a takeover attempt. 51. New Holdco will be subject to risks related to taxation in the United States. 52. Changes to applicable tax laws and regulations or exposure to additional income tax liabilities could affect New Holdco’s business and future profitability. 53. As a result of plans to expand New Holdco’s business operations, including to jurisdictions in which tax laws may not be favorable, its obligations may change or fluctuate, become significantly more complex or become subject to greater risk of examination by taxing authorities, any of which could adversely affect New Holdco’s after-tax profitability and financial results. Risks Related to NAAC, New Holdco, and the Business Combination 54. Following the consummation of the Business Combination, New Holdco’s sole material asset will be its direct and indirect interests in its subsidiaries and, accordingly, New Holdco will be dependent upon distributions from its subsidiaries to pay taxes and cover its corporate and other overhead expenses and pay dividends, if any, on the New Holdco Common Stock. 55. Subsequent to the consummation of the Business Combination, New Holdco may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on New Holdco’s financial condition, results of operations and stock price, which could cause you to lose some or all of your investment in New Holdco. 56. NAAC’s initial shareholders have agreed to vote in favor of the Business Combination, regardless of how NAAC’s public shareholders vote. 57. The Sponsor and certain of NAAC’s directors and officers have interests in the Business Combination that are different from, or in addition to, those of other shareholders generally, and NAAC’s directors were aware of and considered such interests, among other matters, in recommending that shareholders vote in favor of approval of the Business Combination Proposals. 58. NAAC’s initial shareholders hold a significant number of Class B Ordinary Shares and the Sponsor holds a significant number of NAAC Warrants. They will lose their entire investment in NAAC if NAAC does not complete an Initial Business Combination. 59. There are risks to shareholders who are not Affiliates of the Sponsor of becoming shareholders of TeleSign through the Business Combination rather than through an underwritten public offering, including no independent due diligence review by an underwriter and conflicts of interest of the Sponsor. 60. NAAC will incur significant transaction costs in connection with the Business Combination. 61. TeleSign may be subject to business uncertainties while the Business Combination is pending. 62. The unaudited pro forma condensed combined financial information included in this proxy statement/prospectus may not be indicative of what New Holdco’s actual financial position or results of operations would have been. 63. The consummation of the Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Business Combination Agreement may be terminated in accordance with its terms and the Business Combination may not be completed. 64. NAAC may waive one or more of the conditions to the Business Combination. 65. The exercise of discretion by NAAC’s directors and officers in agreeing to changes to the terms of or waivers of closing conditions in the Business Combination Agreement may result in a conflict of interest when determining whether such changes to the terms of the Business Combination Agreement or waivers of conditions are appropriate and in the best interests of NAAC’s shareholders. 66. If NAAC is unable to complete an Initial Business Combination within the Combination Period, its public shareholders may receive only approximately $10.00 per share on the liquidation of the Trust Account (or less than $10.00 per share in certain circumstances where a third party brings a claim against NAAC that the Sponsor is unable to indemnify), and the NAAC Warrants will expire worthless. 67. If third parties bring claims against NAAC, the proceeds held in the Trust Account could be reduced and the per share redemption amount received by NAAC’s shareholders may be less than $10.00 per share. 68. NAAC’s directors may decide not to enforce the indemnification obligations of the Sponsor, resulting in a reduction in the amount of funds in the Trust Account available for distribution to NAAC’s public shareholders. 69. NAAC may not have sufficient funds to satisfy indemnification claims of its directors and officers. 70. If, after NAAC distributes the proceeds in the Trust Account to NAAC’s public shareholders, NAAC files a bankruptcy petition or an involuntary bankruptcy petition is filed against NAAC that is not dismissed, a bankruptcy court may seek to recover such proceeds, and the members of the NAAC Board may be viewed as having breached their fiduciary duties to NAAC’s creditors, thereby exposing the members of the NAAC Board and NAAC to claims of punitive damages. 71. If, before distributing the proceeds in the Trust Account to NAAC’s public shareholders, NAAC files a bankruptcy petition or an involuntary bankruptcy petition is filed against NAAC that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of NAAC’s shareholders and the per-share amount that would otherwise be received by NAAC’s shareholders in connection with NAAC’s liquidation may be reduced. 72. Even if NAAC consummates the Business Combination, there is no guarantee that NAAC’s public warrants will be in the money at the time they become exercisable, and they may expire worthless. 73. NAAC may amend the terms of its public warrants in a manner that may be adverse to holders of public warrants with the approval by the holders of at least 50% of the then- outstanding public warrants. As a result, the exercise price of NAAC’s public warrants could be increased, the exercise period could be shortened and the number of Class A Ordinary Shares purchasable upon exercise of a public warrant could be decreased, all without a holder’s approval. 74. The exercise price and redemption prices set forth in NAAC’s warrants may be reduced, which could dilute the interests of New Holdco Common Stock holders. 75. NAAC may redeem unexpired NAAC Warrants prior to their exercise at a time that is disadvantageous to warrant holders, thereby making their warrants worthless. 76. Because certain of the Class A Ordinary Shares and public warrants currently trade as NAAC Units consisting of one Class A Ordinary Share and one-third of one warrant, the NAAC Units may be worth less than units of other blank check companies. 77. The NAAC Board did not obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination. 78. NAAC cannot assure you that its diligence review has identified all material risks associated with the Business Combination, and you may be less protected as an investor from any material issues with respect to New Holdco’s business, including any material omissions or misstatements contained in the registration statement or proxy statement/prospectus relating to the Business Combination than an investor in an initial public offering. 79. If the Business Combination’s benefits do not meet the expectations of investors, shareholders or financial analysts, the market price of NAAC’s securities may decline. 80. The Sponsor or NAAC’s directors, officers, advisors or any of their respective Affiliates may elect to purchase NAAC’s public shares from public shareholders, which may influence the vote on the Business Combination Proposals and reduce the public “float” of the Class A Ordinary Shares. 81. Changes in laws or regulations, or a failure to comply with any laws or regulations, may adversely affect NAAC’s or, after the consummation of the Business Combination, New Holdco’s business, investments, and results of operations. 82. The JOBS Act permits “emerging growth companies” like NAAC to take advantage of certain exemptions from various reporting requirements applicable to other public companies that are not emerging growth companies. 83. NAAC identified material weaknesses in its internal control over financial reporting and may identify additional material weaknesses in the future or otherwise fail to maintain effective internal control over financial reporting, which may result in material misstatements of NAAC’s financial statements or cause NAAC to fail to meet its periodic reporting obligations. These material weaknesses could adversely affect NAAC’s ability to report its results of operations and financial condition accurately and in a timely manner. 84. The NAAC Warrants and NAAC Founder Shares may have an adverse effect on the market price of the Class A Ordinary Shares and make it more difficult to effectuate the Business Combination. 85. NAAC does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for NAAC to complete the Business Combination even if a substantial majority of NAAC’s shareholders do not agree. 86. The market price of shares of New Holdco Common Stock after the Business Combination may be affected by factors different from those currently affecting the price of the Class A Ordinary Shares. 87. The NAAC Warrants are accounted for as liabilities and the changes in value of the NAAC Warrants could have a material effect on NAAC’s financial results. 88. Upon consummation of the Business Combination, the rights of the holders of New Holdco Common Stock arising under the DGCL as well as the Proposed Organizational Documents will differ from and may be less favorable to the rights of holders of Class A Ordinary Shares arising under Cayman Islands law as well as the Existing Organizational Documents. 89. The Proposed Organizational Documents will provide, subject to limited exceptions, that the Court of Chancery of the State of Delaware will be the sole and exclusive forum for certain stockholder litigation matters, which could limit stockholders’ ability to obtain a more favorable judicial forum for disputes with New Holdco or its directors, officers, employees or stockholders. 90. U.S. holders may recognize gain for U.S. federal income tax purposes as a result of the SPAC Merger. Risks Related to the Redemption 91. There is no guarantee that a shareholder’s decision whether to redeem its shares for a pro rata portion of the Trust Account will put the shareholder in a better future economic position. 92. If NAAC’s shareholders fail to comply with the redemption requirements specified in this proxy statement/prospectus, they will not be entitled to redeem their Class A Ordinary Shares for a pro rata portion of the funds held in the Trust Account. 93. Shareholders who wish to redeem their shares for a pro rata portion of the Trust Account must comply with specific requirements for redemption that may make it more difficult for them to exercise their redemption rights prior to the deadline. 94. If a public shareholder fails to receive notice of NAAC’s offer to redeem its public shares in connection with the Business Combination, or fails to comply with the procedures for tendering its shares, such shares may not be redeemed. 95. If NAAC is unable to consummate the Business Combination or any other Initial Business Combination within the Combination Period, the public shareholders may be forced to wait beyond such date before redemption from the Trust Account. 96. Whether a redemption of Class A Ordinary Shares will be treated as a sale of such Class A Ordinary Shares for U.S. federal income tax purposes will depend on a shareholder’s specific facts. 97. Regardless of the redemption scenario, we expect to be a “controlled company” within the meaning of Nasdaq Global Market rules and, as a result, we will qualify for exemptions from certain corporate governance requirements. © 2022 TeleSign 55